UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 29, 2005


                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)

        Nevada                          000-50028              46-0484987
(State or other jurisdiction of      (Commission File      (I.R.S. Employer
     incorporation)                    Number)             Identification No.)


                              WYNN LAS VEGAS, LLC
            (Exact name of registrant as specified in its charter)

       Nevada                           333-98369             88-0494878
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
     incorporation)                    Number)            Identification No.)


       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                  89109
(Address of principal executive offices of each registrant)    (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

Credit Agreement

On June 29, 2005, Wynn Las Vegas, LLC ("Wynn Las Vegas"), a wholly owned subsidiary of Wynn Resorts, Limited ("WRL"), entered into an amendment of its credit agreement (the "Credit Agreement") with Deutsche Bank Securities Inc., Deutsche Bank Trust Company Americas, Banc of America Securities LLC, Bank of America, N.A., Bear Stearns Corporate Lending Inc., Bear, Stearns & Co. Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Societe Generale and SG Americas Securities, LLC. The amendment extends the deadline for approval of the Encore at Wynn Las Vegas project ("Encore") from June 30, 2005 to December 31, 2005 (subject to further extension to March 31, 2006 if approved by a Majority of the Arrangers (as defined in the Credit Agreement) or the Required Lenders (as defined in the Credit Agreement)). If Encore is not approved by such deadline, then availability under the Credit Agreement will be reduced by $550 million. The amendment to the Credit Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The lenders and agents under the Credit Agreement and certain of their affiliates have performed investment banking, commercial lending and advisory services for WRL and its affiliates, from time to time, for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for, WRL and its affiliates in the ordinary course of their business.

Deutsche Bank AG, Hong Kong Branch, an affiliate of Deutsche Bank Securities Inc., and Societe Generale Asia Limited, an affiliate of SG Americas Securities, LLC, acted as global coordinating lead arrangers under a $397.0 million definitive credit agreement executed on September 14, 2004 by one of WRL's affiliates to partially finance the Wynn Macau project.

Disbursement Agreement

In connection with the amendment of the Credit Agreement, on June 29, 2005, Wynn Las Vegas also entered into an amendment of its disbursement agreement (the "Disbursement Agreement") with Deutsche Bank Trust Company Americas, as the administrative agent, Deutsche Bank Trust Company Americas, as the disbursement agent, and U.S. Bank National Association, as the Notes Trustee. The amendments to the Disbursement Agreement effected a similar extension of the deadline for approval of Encore, and made explicit the ability of the Required Lenders to extend the outside dates for opening and completion of Encore. The amendment to the Disbursement Agreement is filed herewith as
Exhibit 10.2 and incorporated herein by reference.

First Mortgage Notes

On June 29, 2005, WRL announced that Wynn Las Vegas and Wynn Las Vegas Capital Corp. (together, the "Issuers") had received the requisite consents from holders of their 6-5/8% First Mortgage Notes due 2014 (the "Notes") to amend the Indenture (the "Indenture"), dated as of December 14, 2004, by and among the Issuers and U.S. Bank National Association, as trustee (the "Trustee"), related to the Notes. The press release of Wynn Resorts, Limited, dated June 29, 2005, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Upon receipt of the requisite consents, on June 29, 2005, the Issuers, the guarantors named therein and the Trustee entered into a First Supplemental Indenture (the "First Supplemental Indenture"), which amends certain provisions of the Indenture. The First Supplemental Indenture (i) extends the deadline for approval of the project budget and the plans and specifications relating to the development and construction of Encore from June 30, 2005 to December 31, 2005, subject to further extension to March 31, 2006 if approved by a Majority of the Arrangers or the Required Lenders, and (ii) changes the outside date for completion of Encore from March 31, 2008 to the date set forth in the Disbursement Agreement, which is currently December 31, 2008, but may be extended upon the occurrence of an event of Force Majeure (as defined in the Disbursement Agreement) or with the approval of the Required Lenders. The First Supplemental Indenture is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 3.03.        Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 under the heading "First Mortgage Notes" is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits:

                  Exhibit
                  Number               Description
                  ------               -----------
                    10.1               Second Amendment to Credit Agreement,
                                       dated as of June 29, 2005, among Wynn
                                       Las Vegas, LLC, the Wynn Amendment
                                       Parties (as defined therein) and
                                       Deutsche Bank Trust Company Americas,
                                       as administrative agent on behalf of
                                       the Lenders (as defined therein).

                    10.2 Second Amendment to Master Disbursement Agreement, dated as of June 29, 2005, between Wynn Las Vegas, LLC and Deutsche Bank Trust Company Americas.

                    10.3 First Supplemental Indenture, dated as of June 29, 2005, among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., the Guarantors set forth therein and U.S. Bank National Association, as trustee.

                    99.1 Press release, dated June 29, 2005, of Wynn Resorts, Limited.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2005

                                                  Wynn Resorts, Limited


                                                  By:  /s/ John Strzemp
                                                       ----------------------
                                                       John Strzemp
                                                       Chief Financial Officer

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2005

                                              WYNN LAS VEGAS, LLC

                                              By: Wynn Resorts Holdings, LLC,
                                                    its sole member

                                              By: Wynn Resorts, Limited, its
                                                    sole member

                                              By: /s/ John Strzemp
                                                  ----------------------------
                                                    John Strzemp
                                                    Chief Financial Officer